Exhibit 99.1

CONLEY CPA GROUP, PLLC

PHONE: 304-366-2270

CERTIFIED PUBLIC ACCOUNTANTS + BUSINESS AND TAX ADVISORS

2622 FAIRMONT AVENUE

P. O. BOX 1150

FAIRMONT, WV 26555-1150

FAX; 304-366-2338

October 28, 2004

U. S. Securities and Exchange Commission

Washington, DC 20549

and

MVB Financial Corp.

301 Virginia Avenue

Fairmont, WV 26554-2777

Re: MVB Financial Corporation Form 8-K

Ladies and Gentlemen:

We have read the statement by MVB Financial Corporation contained in Form 8-K Item 4.01, Changes in Registrant’s Certifying Accountant, and concur with the statement, as we find the statement to be factual and fully indicative of the registrant’s reason for change in certifying accountant for purposes of complying with Section 201 of the Sarbanes-Oxley Act.

Very truly yours,

/s/ Donald R. Conley
Donald R. Conley, C.P.A.

on behalf of the CONLEY CPA GROUP, PLLC

MEMBERS: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS > WEST VIRGINIA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS